Supplement Dated Sept. 13, 2001*
                     to the Prospectus Dated Sept. 29, 2000
                 of AXP Cash Management Fund S-6320-99 T (9/00)

The first paragraph under the heading "Buying and Selling Shares - Valuing Fund Shares" on page 10 of the Prospectus is revised to read as follows:

The NAV is the value of a single Fund share. The NAV is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open). The NAV also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund.



S-6320-23 A (9/01)
*Valid until Sept. 28, 2001.